Summary Prospectus JULY 2, 2026

MRP SynthEquity® Nasdaq 100 ETF

(SNTQ)

Before You Invest

Before you invest, you may want to review the MRP SynthEquity® Nasdaq 100 ETF's (the “Fund”) prospectus which contains more information about the Fund and its risks. You can find the Fund’s prospectus, and other information about the Fund, including its Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.synthequityfunds.com/SNTQ. You can also get this information at no cost by calling 1-866-580-5464 or by submitting a written request to the Fund at: MRP SynthEquity® Nasdaq 100 ETF, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The current prospectus and SAI, each dated July 2, 2026, are incorporated by reference into this Summary Prospectus. The Fund’s shares are listed on the Cboe BZX Exchange, Inc. (the “Exchange”).

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees on your purchases and sales of Shares, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.95%
Distribution and/or Service (12b-1) Fee	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(3)	0.00%
Total Annual Fund Operating Expenses(3)	0.95%
(1)	Pursuant to its Advisory Agreement, Measured Risk Portfolios, Inc the Fund’s adviser (the “Adviser”), pays all other expenses of the Fund, except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Excluded Expenses”).
(2)	Estimated for the current fiscal year.
(3)	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you paid in connection with the purchase or sale of Fund Shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166
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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available. The Fund is expected to have a high portfolio turnover rate.

Principal Investment Strategies

Overview

The Fund is an actively managed exchange-traded fund (ETF) that seeks to achieve its investment objective by investing in a combination of options (“Options Strategy”) and U.S. Treasuries/Synthetic U.S. Treasuries (“Treasury Strategy”). The Fund primarily seeks capital appreciation by investing in options contracts on the Nasdaq 100 Index (the “Nasdaq® Index”) which are considered synthetic holdings of the Nasdaq® Index. As part of the Options Strategy, the Fund may also invest in options contracts on broad-based, passively managed exchange-traded funds whose investment strategies are to track the performance of the Nasdaq® Index (“Underlying ETFs”). The Fund’s Options Strategy aims to capture equity market appreciation by providing synthetic long exposure to the Nasdaq® Index (“Synthetic Equity Exposure”). In addition to its Synthetic Equity Exposure, the Fund’s Treasury Strategy allocates to U.S. Treasury securities and Synthetic U.S. Treasuries, primarily for principal protection purposes. Together, these strategies are designed to balance equity market participation with risk mitigation, establishing a “downside protection target” that seeks to limit significant market losses, generally targeting a maximum loss of approximately 18% per rolling twelve-month period, with each measurement period beginning following either (i) a risk-reduction trade, executed after gains, that reduces the Fund’s target allocation to its option sleeve, or (ii) the expiration or closure of option positions and subsequent re-establishment of option exposure (the “measuring period”).

The Fund’s investment strategy may also include allocating a portion of its assets to positions intended to serve as a “ballast” for the Fund’s portfolio. As used generally with respect to investments, the term “ballast” refers to investments or strategies that are expected to exhibit lower sensitivity to market movements than the Fund’s return-seeking investments and that are intended to help moderate overall portfolio volatility, manage cash flows, and/or potentially enhance yields. Such strategies may include the use of combinations of options positions commonly referred to as “box spreads”, which consist of offsetting long and short positions in call and put options with identical expiration dates and differing strike prices. A “box spread” is designed to produce a fixed payoff at expiration equal to the difference between the strike prices of the options. It is a European Style options trade that carries no early exercise risk with the Options Clearing Corporation (OCC) as the counterparty. The Fund may enter into “box spreads” and similar strategies/techniques to replicate synthetically a short-term fixed-income investment or borrowing arrangement, to manage liquidity, or to enhance yield on cash balances. The Fund will typically enter into box spreads on highly liquid options markets, such as options on broad-based equity indices, and will structure such transactions to have defined maturities and known payoff profiles. As used with respect to the Fund, the term “Ballast” refers to the combination of the Fund’s investments in U.S Treasuries and a box spread (or similar investment structure) that synthetically replicates the Fund’s U.S. Treasury investments.

The Fund’s adviser, Measured Risk Portfolios, Inc. (the “Adviser”), anticipates that, in rising markets, the value of its options will increase, allowing the Fund to sell them at a profit. The Adviser may then reallocate all or a portion of any such profits into the Fund’s Treasury securities allocation in an effort to protect gains from potential future declines in the Nasdaq® Index.

The Fund’s principal investment strategies seek to provide targeted downside protection against significant market losses, generally targeting a maximum loss of approximately 18% per twelve-month period, with each measurement period beginning following either (i) a risk-reduction trade, executed after gains, that reduces the Fund’s target allocation to its option sleeve, or (ii) the expiration or closure of option positions and subsequent re-establishment of option exposure. However, actual losses during a year may vary based on market conditions and the composition of the Fund’s options portfolio.

Risk reduction trades are not intended to represent a separate investment strategy, but rather are one aspect of the Adviser’s ongoing management of the Fund’s overall portfolio and risk profile. The Adviser continuously monitors the relationship between the Fund’s Synthetic Equity Exposure and its Treasury Investments as market conditions change. As purchased call options appreciate or otherwise change in their economic characteristics, the Fund’s overall market exposure and risk profile may change from that originally established when the options were purchased. Under those circumstances, the Adviser may determine that it is appropriate to realize gains on appreciated options positions, establish replacement options, adjust the Fund’s allocation to Treasury Investments or otherwise rebalance the portfolio in a manner the Adviser believes is consistent with the Fund’s investment objective and overall risk-management approach. These portfolio management decisions are intended to manage the Fund’s overall portfolio risk and maintain the desired balance between Synthetic Equity Exposure and Treasury Investments, rather than to maintain a fixed level of participation in the performance of the Nasdaq® Index; the Adviser’s portfolio management decisions are based on prevailing market conditions and the Fund’s overall investment profile and are not governed by any single mechanical or predetermined trading rule.

While the Fund aims to limit losses to approximately 18% by the end of each measuring period, there is no guarantee that it will achieve this target. If the market experiences only slight declines, the Fund may experience losses that exceed the market’s losses. Additionally, if the market remains range-bound / flat for prolonged periods, the Fund may experience losses that exceed the market’s losses. Finally,

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in rising markets, the Fund’s overall performance may lag in relation to the Nasdaq® Index due to its limited equity exposure and significant allocation to U.S. Treasury securities. The anticipated maximum loss within the year will be approximately 25%, but could be impacted by prevailing interest rates.

Equity Exposure/Options Strategy - Downside Protection Target

The Fund’s Options Strategy seeks to capture equity market appreciation through the use of derivatives designed to derive performance over the long term from a direct investment to the Nasdaq® Index.

To do so, the Fund will generally allocate approximately 15-18% of its net assets to pay premiums for the purchase of call options (contracts that give the buyer the right, but not the obligation, to buy an asset at a set price) on the Nasdaq® Index. In addition to Nasdaq® Index options, the Fund may use options on broad-based, passively managed ETFs tracking the Nasdaq® Index. The Fund will generally select options that may be slightly in the money, at the money, or out of the money, and have a duration (time until expiration) of approximately one year, with a target 1:1 participation at time of purchase with the index after the Fund has either rebalanced in an effort to harvest profits from previously held options contracts, or upon options contracts expiration. The phrase “target 1:1 participation” does not mean that the Fund is designed to track the Nasdaq® Index or produce returns identical to those of the Index. Rather, the phrase refers to the Adviser’s objective, at the time options positions are established, of constructing the Fund’s options allocation so that the Fund’s economic exposure to movements in the Nasdaq® Index is generally comparable to the value of the Fund’s net assets. Index options can typically be purchased for a fraction of the cost of purchasing each stock represented in the Index, limiting the potential loss on the Options Strategy to the amount of premiums paid for the options.

Although the Fund generally allocates only approximately 15% to 18% of its assets to purchased call options, those options provide exposure to a notional amount of the Nasdaq® Index substantially greater than the premium paid to acquire them. As a result, changes in the value of the options positions may occur at several times the rate of changes in the Nasdaq® Index. The Adviser seeks to use this characteristic of purchased options so that, when combined with the Fund’s Treasury allocation, the Fund’s overall performance is initially expected to move similarly to the Nasdaq® Index.

Expected Fund Performance in Different Market Environments

The Fund is designed to perform differently than a traditional index fund because it obtains its Synthetic Equity Exposure through purchased call options while maintaining a substantial allocation to Treasury Investments. As a result, the Fund’s investment results are expected to differ, and at times may differ materially, from the performance of the Nasdaq® Index. The Fund’s performance will depend not only on changes in the value of the Nasdaq® Index, but also on the characteristics of the options selected by the Adviser, prevailing interest rates, implied volatility, the passage of time and the Adviser’s portfolio management decisions.

Rising Markets

When the Nasdaq® Index appreciates, the Fund’s purchased call options generally are expected to increase in value. The rate at which those options increase in value, however, may differ from the rate at which the Nasdaq 100® Index appreciates because option values are influenced by numerous factors, including strike price, time remaining until expiration, implied volatility and prevailing interest rates.

If the Nasdaq® Index rises, the call options typically respond positively, which may result in gaining value slower, as fast or faster than the market appreciates, allowing the Adviser to sell those options at a profit. A percentage of this profit is used to purchase additional Treasuries or Synthetic Treasuries and a majority of the proceeds are rolled into new options tranches that may be slightly in-the-money, at-the-money, or out-of-the money.

As market conditions change, the Adviser continuously evaluates the relationship between the Fund’s Synthetic Equity Exposure and its Treasury Investments. The Adviser may realize gains on appreciated options positions, establish replacement options or otherwise rebalance the portfolio when the Adviser believes doing so is consistent with the Fund’s investment objective and overall risk-management approach.

Flat or Gradually Rising Markets

Purchased call options have finite lives and lose time value as they approach expiration. Accordingly, if the Nasdaq® Index appreciates only gradually, remains relatively flat or does not appreciate sufficiently to offset the decline in an option’s time value, the Fund’s options may increase in value less than the Index or may decline in value despite relatively stable market conditions.

Declining Markets

If the Nasdaq® Index declines, the Fund’s purchased call options generally are expected to also respond negatively, losing value as fast or faster than the market decline but limited to a maximum of the premium paid to acquire them. Because the Fund purchases, rather than writes, call options, the Fund’s loss on any individual option position generally is limited to the premium paid for that option.

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A fundamental component of the Fund’s investment strategy is that the Adviser generally does not increase the Fund’s allocation to purchased call options solely because existing options have declined in value. Rather than using Treasury Investments to replace declining options during the applicable option cycle, the Adviser generally expects to allow those options to remain outstanding until they are sold, replaced as part of the Fund’s investment process or expire. The Adviser will not reallocate capital that exceeds the stated rolling 12-month risk target, net of future anticipated interest from cash or fixed income at the end of the rolling 12-month period, from treasuries or cash alternatives during a market decline until the options currently held expire worthless at expiration. Because options have a limited duration (typically one year in this strategy), if the Index is range-bound or does not increase sufficiently during an extended period of time, significant underperformance will occur as the time value of the purchased options decay due to time value erosion.

In summary, if the Nasdaq® Index is rising, the Adviser trims the allocation to options to harvest gains and move them into the relative safety of the Treasury Strategy. If the market is declining, the Adviser will allow the options to decline, potentially reaching a 100% loss, without increasing allocations to the Options Strategy. In this way, the Fund’s Options Strategy uses synthetic long exposure to capture equity market appreciation while attempting to maintain 15-18% of its net assets to purchase call options and the potential to limit losses to approximately 18% over the measuring period.

Downside Protection Target

The combination of the Fund’s synthetic long exposure through its Options Strategy, and its Treasury Strategy (described below), are designed to achieve downside protection target against significant market losses, targeting a maximum loss of approximately 18% over the measuring period (the “downside protection target”). The downside protection target is achieved through the Fund’s combined allocation to options and U.S. Treasury securities, which help mitigate downside risk while still allowing for participation in market gains. Backed by the full faith and credit of the U.S. government, U.S. Treasury securities present minimal default risk so their return is considered the “risk-free rate of return.” Additionally, their value is generally less affected by equity market volatility and broader economic trends, providing stability and principal protection to a large percentage of the Fund’s portfolio. While the Fund, through its downside protection target, aims to limit losses to approximately 18% over the measuring period, actual results are not guaranteed and may vary based on market conditions and the composition of the portfolio. For more information on the downside protection target, see the section in the prospectus entitled “Additional Information about the Fund.”

As new investments are made in the Fund and as market conditions evolve, the Adviser will adjust the Fund’s allocation to options, which will generally range between the then-current risk-free rate (the yield on U.S. Treasury securities or other comparable instruments) and the Fund’s then-current options risk level (the proportion of the Fund’s portfolio invested in options).

The Fund will use both standardized exchange-traded option contracts and Flexible Exchange® (“FLEX”) option contracts. For more information on FLEX options, see the section in the prospectus entitled “Additional Information about the Fund.”

•	In general, an option contract on the Index gives the purchaser the right to gain or sell exposure to the value of the Index at a specified price (the “strike price”) without requiring actual delivery of shares (as the Index does not issue shares).
•	The seller of an option contract obligates the buyer to assume exposure to the value changes of the Index. For a sold (or “short”) call option, the seller provides exposure as if the Nasdaq® Index were sold at the strike price, while for a sold (or “short”) put option, the seller assumes exposure as if the Nasdaq® Index were purchased at the strike price.
•	Options contracts must be exercised or traded to close within a specified time frame, or they expire.

Treasury Strategy

The majority of the Fund’s portfolio will be allocated to U.S. Treasury securities and Synthetic U.S Treasury securities, primarily seeking to provide principal protection through the safety of short-duration U.S. Treasuries. While these holdings may generate income, the Fund may use this income to increase the initial allocation to the Options Strategy while maintaining a net loss downside protection target of approximately 18% over the measuring period.

Diversification

The Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Neither the Fund, the Trust, the Adviser, nor any of their respective affiliates, makes any representation to you as to the performance of the Nasdaq® Index.

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Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your principal investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in The Fund.”

Referenced Index Risk. The Fund invests in options contracts that are based on the value of the Nasdaq® Index (or on broad-based, passively managed ETFs that track the Nasdaq® Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of the companies that comprised the Nasdaq® Index or an ETF that tracks the Nasdaq® Index, even though it does not. By virtue of the Fund’s investments in options contracts that are based on the value of the Nasdaq® Index or the referenced ETFs, the Fund may also be subject to the following risks:

Nasdaq 100 Index Risk. The Fund’s investment exposure to its Options Strategy is based in large part on the performance of the Nasdaq® Index through its investments in options referencing the Index. The Nasdaq® Index includes 100 of the largest non-financial companies listed on The Nasdaq Stock Market LLC and is heavily weighted toward companies in the information technology sector. As a result, the Fund’s returns through its Options Strategy are expected to reflect the performance of a limited number of large-capitalization growth companies and may be more volatile than the returns of funds that track broader market indices. The Nasdaq® Index may be concentrated in one or more sectors, including in particular the information technology sector, and the Fund’s exposure to the Nasdaq® Index through its options investments may cause the Fund to be similarly concentrated in that sector and to indirectly bear the risks of such concentration. In addition, because the Nasdaq® Index excludes financial companies, the Fund may underperform during periods in which the financial sector outperforms.

Information Technology Sector Risk. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Large-Capitalization Investing Risk. The securities of large-capitalization companies that comprise the Nasdaq® Index may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Index Correlation Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Nasdaq® Index with its Options Strategy and, therefore, achieve its investment objective. The Fund may have difficulty achieving its investment objective for many reasons, including fees, expenses, transaction costs (including but not limited to brokerage and other trading costs), the Fund’s valuation methodology differing from the Index’s valuation methodology, costs of complying with various new or existing regulatory requirements and regulatory and tax considerations, which may cause the Fund to hold (or not to hold) certain Index constituents. Activities surrounding Nasdaq® Index reconstitutions and other Nasdaq® Index rebalancing events may hinder the Fund’s ability to meet its investment objective. The Fund may not have investment exposure to all of the constituents of the Nasdaq® Index, or its weighting of investment exposure to such constituents may be different from that of the Nasdaq® Index, both of which may reduce the Fund’s correlation to the Nasdaq® Index and its investment performance.

Index Trading Risk. The trading price of the Nasdaq® Index may be highly volatile and may continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the companies that comprise the Nasdaq® Index.

Indirect Investment Risk. The Nasdaq® Index is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates, and is not involved with this offering in any way. Investors in the Fund will not have the right to receive dividends or other distributions or any other rights with respect to the companies that comprise the Nasdaq® Index, but will be subject to declines in the performance of the Nasdaq® Index.

Equity Market Risk. By virtue of the Fund’s investments in options contracts on the Nasdaq® Index, the Fund is indirectly exposed to equity market risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short and extended periods of time. In a declining stock market, stock prices for most or all companies in the Nasdaq® Index may decline, regardless of their long-term prospects.

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Fixed Income Investing Risks. The Fund will be subject to fixed income risks through its investments in U.S. Treasury securities for its Treasury Strategy, Changes in interest rates generally will cause the value of fixed-income and bond instruments held by the Fund to vary inversely to such changes. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. The Fund’s investments in its Treasury Strategy are subject to the following specific risks:

Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed-income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase.

U.S. Treasury Obligations Risk. The Fund may invest in securities issued by the U.S. Treasury. U.S. Treasury obligations include securities that are backed by the full faith and credit of the U.S. Government, guaranteeing the timely payment of principal and interest. However, while U.S. Treasuries are considered one of the safest investments, government policies regarding the payment of interest or principal may change over time. Additionally, while holding a Treasury security until maturity ensures the return of principal, selling a Treasury before maturity or purchasing one after its initial issue date may expose the investor to potential losses, as the value of Treasury securities fluctuates with interest rates and market conditions.

Derivatives Risk. The term “derivative” refers to any financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, commodities, currencies, funds (including ETFs), interest rates or a specified index such as the Nasdaq 100 Index. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may result in larger losses or smaller gains than directly investing in the underlying reference asset(s). Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the Investment Company Act of 1940 (the “1940 Act”) which, following an implementation period, replaced existing SEC and staff guidance with an updated, comprehensive framework for the use of derivatives by registered investment companies, such as the Fund. The Derivatives Rule became effective on February 19, 2021, with a required compliance date of August 19, 2022. To the extent the Fund uses derivatives, complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The regulation of the use of derivatives in the United States is a changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.

Options Risk (including Box Spread Risk). The Fund obtains its principal equity exposure through purchased call options. which are a type of derivative. rather than through direct ownership of the securities comprising the Nasdaq-100® Index. As a result, the Fund’s investment results are expected to differ, and at times may differ materially, from the performance of the Nasdaq-100® Index and ETFs that directly track the Index. The value of the Fund’s options depends on numerous factors, including changes in the value of the Index, implied volatility, interest rates, time remaining until expiration and other market conditions. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The value of the Fund’s options depends on numerous factors, including changes in the value of the Index, implied volatility, interest rates, time remaining until expiration and other market conditions. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as expected to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance.

The Fund’s use of put options can lead to losses because of adverse movements in the price or value of the underlying asset, which may be magnified by certain features of the options. When selling a put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is below the strike price by an amount equal to or greater than the premium. Purchases of put options involve the payment of premiums, which may adversely affect the Fund’s performance. Purchasing a put option gives the purchaser of the option the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. Purchased put options may expire worthless, resulting in the Fund’s loss of the premium it paid for the option.

The Fund’s use of options, including box spreads, involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Although a box spread is intended to produce a fixed return, the Fund may experience losses due to transaction costs, imperfect execution, early exercise of options, or changes in market conditions affecting the pricing of the options.

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ETF Risks.

•	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “Aps”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, Shares may trade at a material discount to NAV and possibly face delisting: (i) Aps exit the business or otherwise become unable to process creation and/or redemption orders and no other 4 Aps step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. Any such decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a premium or discount to its NAV, with possible greater than normal intraday bid-ask spreads.
•	Cash Redemption Risk. An ETF’s investment strategy may require it to redeem its shares for cash or to otherwise include cash as part of its redemption proceeds. For example, an ETF may not be able to redeem in-kind certain securities held by the ETF (e.g., derivative instruments). In such a case, the ETF may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the ETF to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the ETF may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes.
•	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
•	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate their contribution to the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares, or during periods of market volatility and when there may be widening bid-ask spreads. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant and result in a further widening of the bid-ask spreads.
•	Trading. Although Shares are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc., (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any measurable volume on any stock exchange. Said another way, there is a risk in these circumstances that an active trading market for shares of the Fund may not develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which could be less liquid than Shares. Shares may trade at prices other than NAV.

Active Management Risk. The Fund is actively managed. The Adviser’s investment decisions, including the selection of options, the timing of portfolio rebalancing, the realization of gains, the establishment of replacement option positions and the allocation between Synthetic Equity Exposure and Treasury Investments, may not produce the intended results and may cause the Fund to underperform other investments.

Counterparty Risk. Counterparty risk is the likelihood or probability that a party involved in a transaction might default on its contractual obligation. Where the Fund enters into derivative contracts that are exchange-traded, the Fund is subject to the counterparty risk associated with the Fund’s clearing broker or clearinghouse. Reliance on a counterparty exposes the Fund to the risk that the counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.

Downside Protection Risk. The Fund seeks to moderate the effects of significant market declines through its portfolio construction and investment process. This objective is not a guarantee of performance or a limitation on losses. The Fund may lose substantial amounts during declining markets.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

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High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Management Risk. The Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed over short- or long-term market cycles. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. The quantitative investment models used by the Adviser may not perform as expected, particularly in volatile markets.

Market Events Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities and other financial markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

Newer Fund Risk. The Fund is a recently organized investment management company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Portfolio Rebalancing Risk. The Adviser actively manages the Fund’s allocation between Synthetic Equity Exposure and Treasury Investments. Portfolio rebalancing decisions, including the realization of gains, establishment of replacement option positions and other adjustments to the Fund’s portfolio, may not achieve the intended investment results and may cause the Fund to underperform investments employing different portfolio management techniques.

Smaller Fund Risk. A smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate. The Fund may be liquidated by the Board of Trustees (the “Board”) without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

Treasury Investment Risk. A substantial portion of the Fund’s assets generally will be invested in short-duration U.S. Treasury securities, cash, cash equivalents and similar investments. Although Treasury securities historically have exhibited lower volatility than equity securities, they remain subject to interest-rate risk, inflation risk, market risk and other factors that may adversely affect their value. During periods of strong equity market performance, the Fund’s Treasury allocation also may reduce the Fund’s overall returns relative to investments that remain fully invested in equities.

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Underlying ETF Risk. The Fund will invest in options on broad-based, passively managed exchange-traded funds whose investment strategies are to track the performance of the Nasdaq® Index (“Underlying ETFs”) and its performance will be directly related to the performance of the ETFs. Through its options positions in these ETFs, the Fund will be subject to the risks associated with such vehicles, including the possibility that the value of the securities or instruments held by an ETF could decrease (or increase in the case of short positions). Lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio investment. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund may exceed the costs of investing directly in the ETFs. The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value, and will likely incur brokerage costs when it purchases and sells ETFs.

Because the underlying ETF’s in which the Fund invests are not be actively managed, the ETF would not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Nasdaq Index or the selling of shares is otherwise required upon a rebalancing of the Nasdaq® Index. Also, an ETF will not be able to replicate exactly the performance of the Nasdaq® Index because the total return generated by portfolio securities of an ETF will be reduced by transaction. Costs and other expenses not incurred by the Nasdaq® Index.

Through its investment in Underlying ETFs, the Fund may also be indirectly subject to a variety of risks, including Equity Risk, Issuer Risk, Large-Capitalization Risk, Management Risk, Market Risk, Trading Risk, Counterparty Risk, Investment Focus Risk, and Derivatives Risk.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.synthequityfunds.com/SNTQ.

Fund Management

Investment Adviser

Measured Risk Portfolios, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Trading Subadviser

Exchange Traded Concepts, LLC (the “Trading Subadviser” or “ETC”) serves as the trading subadviser for the Fund. ETC is an Oklahoma limited liability company and is registered as an investment adviser with the U.S. Securities and Exchange Commission.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Larry Kriesmer, Co-Portfolio Manager and founder of the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Bernard Surovsky, Co-Portfolio Manager and founder of the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

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Purchase and Sale of Shares

The Fund issues shares to, and redeems shares from, certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions for the Fund generally are conducted in exchange for cash. Individual shares of the Fund may only be purchased and sold in the secondary market through a broker or dealer at a market price. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on a market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at prices greater than NAV (premium) or less than NAV (discount). When buying or selling shares of the Fund in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”).

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.synthequityfunds.com/SNTQ.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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